Exhibit 99.2
ThredUp Inc.
Second Quarter 2025 Supplemental Financials
All results reported are for continuing operations, unless otherwise noted.
Key Financial Metrics for the Quarter
•Revenue of $77.7 million
◦vs. $66.7 million in 2Q24
◦Increase of 16.4% YoY
•Gross profit of $61.7 million
◦vs. $52.6 million in 2Q24
◦Increase of 17.5% YoY
•Gross margin of 79.5%
◦vs. 78.8% in 2Q24
•Loss from continuing operations of $5.2 million
◦vs. loss of $9.4 million in 2Q24
•Adjusted EBITDA from continuing operations of $3.0 million
◦vs. $1.5 million in 2Q24
•Adjusted EBITDA from continuing operations margin of 3.9%
◦vs. 2.2% in 2Q24
•Cash, cash equivalents, restricted cash and short-term marketable securities were $56.2 million at the quarter end
•Total quarter Active Buyers of 1,465 thousand
◦vs. 1,257 thousand in 2Q24
◦Increase of 16.5% YoY
•Orders of 1,535 thousand
◦vs. 1,271 thousand in 2Q24
◦Increase of 20.8% YoY
Financial Outlook
For third quarter 2025, ThredUp expects:
•Revenue in the range of $76.0 million to $78.0 million
•Gross margin in the range of 77.0% to 79.0%
•Adjusted EBITDA margin of approximately 4.5%
•Depreciation and amortization of approximately $3.2 million
•Stock-based compensation of approximately $4.2 million
•Weighted-average shares of approximately 125 million
For fourth quarter 2025, ThredUp expects:
•Revenue in the range of $73.0 million to $75.0 million
•Gross margin in the range of 77.0% to 79.0%
•Adjusted EBITDA margin of approximately 3.0%
•Depreciation and amortization of approximately $3.2 million
•Stock-based compensation of approximately $3.6 million
•Weighted-average shares of approximately 129 million
For fiscal year 2025, ThredUp expects:
•Revenue in the range $298.0 million to $302.0 million
•Gross margin in the range of 78.0% to 79.0%
•Adjusted EBITDA margin of approximately 4.2%
•Depreciation and amortization of approximately $12.6 million
•Stock-based compensation of approximately $17.8 million
•Weighted-average shares of approximately 123 million

Conference Call and Webcast
•The live and archived webcast and all related earnings materials will be available at ThredUp’s investor relations website: ir.thredup.com/news-events/events-and-presentations.

ThredUp Inc.
Condensed Consolidated Statements of Operations
(in thousands, except percentages, unaudited)
Three Months Ended	September 30, 2023	December 31, 2023	March 31, 2024	June 30, 2024	September 30, 2024	December 31, 2024	March 31, 2025	June 30, 2025
Revenue	$68,093	$61,447	$64,533	$66,717	$61,514	$67,267	$71,291	$77,657
Cost of revenue	14,633	13,825	12,820	14,159	12,760	13,167	14,920	15,921
Gross profit	53,460	47,622	51,713	52,558	48,754	54,100	56,371	61,736
Gross margin	78.5%	77.5%	80.1%	78.8%	79.3%	80.4%	79.1%	79.5%
Operating expenses:
Operations, product and technology	37,195	34,668	37,125	34,975	33,296	36,814	35,126	37,525
Marketing	15,494	7,554	10,851	13,258	12,912	11,618	13,143	16,206
Sales, general and administrative	13,737	13,994	16,132	13,930	13,010	13,823	13,536	13,250
Total operating expenses	66,426	56,216	64,108	62,163	59,218	62,255	61,805	66,981
Operating expenses as a % of revenue	97.6%	91.5%	99.3%	93.2%	96.3%	92.5%	86.7%	86.3%
Operating loss	(12,966)	(8,594)	(12,395)	(9,605)	(10,464)	(8,155)	(5,434)	(5,245)
Operating loss % of revenue	(19.0)%	(14.0)%	(19.2)%	(14.4)%	(17.0)%	(12.1)%	(7.6)%	(6.8)%
Interest expense	(732)	(709)	(677)	(652)	(629)	(567)	(514)	(496)
Other income, net	835	826	893	871	739	671	790	596
Loss before income taxes	(12,863)	(8,477)	(12,179)	(9,386)	(10,354)	(8,051)	(5,158)	(5,145)
Provision (benefit) for income taxes	3	(5)	11	6	4	8	57	31
Loss from continuing operations	(12,866)	(8,472)	(12,190)	(9,392)	(10,358)	(8,059)	(5,215)	(5,176)
Loss from continuing operations margin	(18.9)%	(13.8)%	(18.9)%	(14.1)%	(16.8)%	(12.0)%	(7.3)%	(6.7)%
Loss from discontinued operations	(5,216)	(6,141)	(4,364)	(4,562)	(14,413)	(13,648)	—	—
Net loss	$(18,082)	$(14,613)	$(16,554)	$(13,954)	$(24,771)	$(21,707)	$(5,215)	$(5,176)

ThredUp Inc.
Reconciliation of Loss from Continuing Operations to Adjusted EBITDA (Loss)
(in thousands, except percentages, unaudited)
Three Months Ended	September 30, 2023	December 31, 2023	March 31, 2024	June 30, 2024	September 30, 2024	December 31, 2024	March 31, 2025	June 30, 2025
Loss from continuing operations	$(12,866)	$(8,472)	$(12,190)	$(9,392)	$(10,358)	$(8,059)	$(5,215)	$(5,176)
Stock-based compensation expense	7,572	6,507	6,911	6,719	6,162	6,055	5,520	4,500
Depreciation and amortization	4,171	3,665	3,748	3,622	3,526	6,432	3,169	3,166
Interest expense	732	709	677	652	629	567	514	496
Provision (benefit) for income taxes	3	(5)	11	6	4	8	57	31
Gain on sale of non-marketable equity investment	—	—	—	—	—	—	(234)	—
Severance and other reorganization costs	507	138	2,731	(119)	351	(14)	(3)	—
Adjusted EBITDA	$119	$2,542	$1,888	$1,488	$314	$4,989	$3,808	$3,017
Adjusted EBITDA margin	0.2%	4.1%	2.9%	2.2%	0.5%	7.4%	5.3%	3.9%

ThredUp Inc.
Active Buyers and Orders
(in thousands, unaudited)
Three Months Ended	September 30, 2023	December 31, 2023	March 31, 2024	June 30, 2024	September 30, 2024	December 31, 2024	March 31, 2025	June 30, 2025
Active Buyers	1,346	1,357	1,296	1,257	1,248	1,274	1,370	1,465
Orders	1,309	1,200	1,181	1,271	1,172	1,226	1,371	1,535

ThredUp Inc.
Reconciliation of GAAP Operating Expenses to Non-GAAP Operating Expenses
(in thousands, except percentages, unaudited)
Three Months Ended	September 30, 2023	December 31, 2023	March 31, 2024	June 30, 2024	September 30, 2024	December 31, 2024	March 31, 2025	June 30, 2025
Operations, product, and technology	$37,195	$34,668	$37,125	$34,975	$33,296	$36,814	$35,126	$37,525
Marketing	15,494	7,554	10,851	13,258	12,912	11,618	13,143	16,206
Sales, general, and administrative	13,737	13,994	16,132	13,930	13,010	13,823	13,536	13,250
Total operating expenses	66,426	56,216	64,108	62,163	59,218	62,255	61,805	66,981
Less: Stock-based compensation expense	(7,572)	(6,507)	(6,911)	(6,719)	(6,162)	(6,055)	(5,520)	(4,500)
Less: Severance and other reorganization costs	(507)	(138)	(2,731)	119	(351)	14	3	—
Total non-GAAP operating expenses	$58,347	$49,571	$54,466	$55,563	$52,705	$56,214	$56,288	$62,481
Non-GAAP operating expenses % of revenue	85.7%	80.7%	84.4%	83.3%	85.7%	83.6%	79.0%	80.5%

ThredUp Inc.
Stock-Based Compensation Expense Details
(in thousands, unaudited)
Three Months Ended	September 30, 2023	December 31, 2023	March 31, 2024	June 30, 2024	September 30, 2024	December 31, 2024	March 31, 2025	June 30, 2025
Operations, product, and technology	$2,662	$2,528	$2,513	$2,821	$3,046	$3,002	$2,645	$2,306
Marketing	1,181	316	152	107	112	116	114	112
Sales, general, and administrative	3,729	3,663	4,246	3,791	3,004	2,937	2,761	2,082
Total stock-based compensation expense	$7,572	$6,507	$6,911	$6,719	$6,162	$6,055	$5,520	$4,500

ThredUp Inc.
Severance and Other Reorganization Costs Details
(in thousands, unaudited)
Three Months Ended	September 30, 2023	December 31, 2023	March 31, 2024	June 30, 2024	September 30, 2024	December 31, 2024	March 31, 2025	June 30, 2025
Operations, product, and technology	$148	$79	$1,077	$(94)	$—	$—	$—	$—
Marketing	243	59	421	—	—	—	—	—
Sales, general, and administrative	116	—	1,233	(25)	351	(14)	(3)	—
Total severance and other reorganization costs	$507	$138	$2,731	$(119)	$351	$(14)	$(3)	$—

ThredUp Inc.
Condensed Consolidated Balance Sheets
(in thousands, unaudited)
	September 30, 2024	December 31, 2024	March 31, 2025	June 30, 2025
Assets:
Current assets:
Cash and cash equivalents	$40,197	$31,851	$41,057	$40,969
Marketable securities	11,581	12,325	5,719	6,606
Accounts receivable, net	4,067	3,567	4,234	3,799
Other current assets	5,619	9,179	9,450	9,368
Current assets of discontinued operations	11,901	—	—	—
Total current assets	73,365	56,922	60,460	60,742
Operating lease right-of-use assets	29,946	28,853	27,773	28,496
Property and equipment, net	72,156	68,480	67,517	67,654
Goodwill	11,369	10,746	10,746	10,746
Other assets	5,407	6,224	6,004	5,965
Non-current assets of discontinued operations	22,701	—	—	—
Total assets	$214,944	$171,225	$172,500	$173,603
Liabilities and Stockholders’ Equity:
Current liabilities:
Accounts payable	$8,737	$8,326	$13,000	$11,159
Accrued and other current liabilities	29,466	29,856	28,381	26,934
Seller payable	18,804	15,142	15,758	16,345
Operating lease liabilities, current	3,832	4,345	4,606	4,870
Current portion of long-term debt	3,851	3,855	3,860	3,865
Current liabilities of discontinued operations	11,713	—	—	—
Total current liabilities	76,403	61,524	65,605	63,173
Operating lease liabilities, non-current	33,802	32,489	31,140	31,500
Long-term debt, net of current portion	19,116	18,151	17,184	16,216
Other non-current liabilities	2,234	2,760	2,488	2,507
Non-current liabilities of discontinued operations	14,117	—	—	—
Total liabilities	145,672	114,924	116,417	113,396
Commitments and contingencies
Stockholders’ equity:
Common stock	11	11	11	12
Additional paid-in capital	605,687	612,148	617,150	626,449
Accumulated other comprehensive income (loss)	(2,272)	3	(2)	(2)
Accumulated deficit	(534,154)	(555,861)	(561,076)	(566,252)
Total stockholders’ equity	69,272	56,301	56,083	60,207
Total liabilities and stockholders’ equity	$214,944	$171,225	$172,500	$173,603

ThredUp Inc.
Condensed Consolidated Statements of Cash Flows
(in thousands, unaudited)
Three Months Ended	September 30, 2024	December 31, 2024	March 31, 2025	June 30, 2025
Cash flows from continuing operating activities:
Loss from continuing operations	$(10,358)	$(8,059)	$(5,215)	$(5,176)
Adjustments to reconcile loss from continuing operations to net cash provided by continuing operating activities:
Stock-based compensation expense	6,162	6,055	5,520	4,500
Depreciation and amortization	3,526	6,432	3,169	3,166
Reduction in carrying amount of right-of-use assets	1,080	1,092	1,080	1,144
Other	28	669	(183)	34
Changes in operating assets and liabilities:
Accounts receivable, net	(419)	555	(667)	435
Other current and non-current assets	2,310	(842)	(29)	125
Accounts payable	2,592	(486)	4,719	(1,965)
Accrued and other current liabilities	(82)	(289)	(1,863)	(1,079)
Seller payable	386	(3,663)	617	586
Operating lease liabilities	(1,238)	(801)	(1,088)	(1,243)
Other non-current liabilities	—	—	(317)	(183)
Net cash provided by continuing operating activities	3,987	663	5,743	344
Cash flows from continuing investing activities:
Purchases of marketable securities	(9,520)	(7,103)	(3,214)	(5,875)
Sale and maturities of marketable securities	8,600	6,500	10,104	5,050
Purchases of property and equipment	(2,147)	(2,463)	(1,815)	(3,279)
Net cash provided by (used in) continuing investing activities	(3,067)	(3,066)	5,075	(4,104)
Cash flows from continuing financing activities:
Repayment of debt	(1,000)	(1,000)	(1,000)	(1,000)
Proceeds from issuance of stock-based awards	282	1,597	1,151	13,701
Payment of withholding taxes on stock-based awards	(545)	(1,064)	(1,740)	(9,029)
Net cash provided by (used in) continuing financing activities	(1,263)	(467)	(1,589)	3,672
Net change in cash, cash equivalents and restricted cash from continuing operations	(343)	(2,870)	9,229	(88)

Net cash flow provided by (used in) discontinued operating activities	(641)	467	—	—
Net cash flow used in discontinued investing activities	(425)	(5,399)	—	—
Net change in cash, cash equivalents and restricted cash from discontinued operations	(1,066)	(4,932)	—	—
Effect of exchange rate changes on cash, cash equivalents, and restricted cash	281	(707)	—	—
Net change in cash, cash equivalents, and restricted cash	(1,128)	(8,509)	9,229	(88)
Cash, cash equivalents, and restricted cash, beginning of period	50,125	48,997	40,488	49,717
Cash, cash equivalents, and restricted cash, end of period	$48,997	$40,488	$49,717	$49,629

ThredUp Inc.
Reconciliation of Net Cash Provided By (Used In) Operating Activities to Non-GAAP Free Cash Flow from Continuing Operations
(in thousands, unaudited)
Three Months Ended	September 30, 2024	December 31, 2024	March 31, 2025	June 30, 2025
Net cash provided by continuing operating activities	$3,987	$663	$5,743	$344
Less: Purchases of property and equipment	(2,147)	(2,463)	(1,815)	(3,279)
Non-GAAP free cash flow from continuing operations	$1,840	$(1,800)	$3,928	$(2,935)

Investors
ir@thredup.com
Media
media@thredup.com
About ThredUp
ThredUp is transforming resale with technology and a mission to inspire the world to think secondhand first. By making it easy to buy and sell secondhand, ThredUp has become one of the world's largest online resale platforms for apparel, shoes and accessories. Sellers enjoy ThredUp because we make it easy to clean out their closets and unlock value for themselves or for the charity of their choice while doing good for the planet. Buyers enjoy shopping value, premium and luxury brands all in one place, at up to 90% off estimated retail price. Our proprietary operating platform is the foundation for our managed marketplace and consists of distributed processing infrastructure, proprietary software and systems and data science expertise. With ThredUp’s Resale-as-a-Service, some of the world's leading brands and retailers are leveraging our platform to deliver customizable, scalable resale experiences to their customers. ThredUp has processed over 200 million unique secondhand items from 60,000 brands across 100 categories. By extending the life cycle of clothing, ThredUp is changing the way consumers shop and ushering in a more sustainable future for the fashion industry.
Forward-Looking Statements
This financial supplement contains forward-looking statements within the meaning of the federal securities laws, which are statements that involve substantial risks and uncertainties. Forward-looking statements generally relate to future events or our future financial or operating performance. In some cases, you can identify forward-looking statements because they contain words such as “may,” “will,” “shall,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential”, “looking forward,” “seeking” or “continue” or the negative of these words or other similar terms or expressions that concern our expectations, strategy, plans or intentions. Forward-looking statements in this financial supplement include, but are not limited to, guidance on financial results for the third and fourth quarters and full year of 2025; statements about future operating results, capital expenditures and other developments in our business and our long term growth; trends, consumer demand and growth in the online resale markets; the momentum of our business; our investments in technology and infrastructure, including with respect to AI technologies such as AI enabled search features and image search; the success and expansion of our RaaS® model and the timing and plans for future RaaS® clients; our ability to attract new Active Buyers, including our efforts to make resale more engaging and accessible to a wider audience through innovative shopping experiences; and our ability to successfully integrate and realize the benefits of our past or future strategic acquisitions, investments or divestitures and legal and regulatory developments.
More information on these risks and other potential factors that could affect the Company’s business, reputation, results of operations, financial condition, and stock price is included in the Company’s filings with the Securities and Exchange Commission (“SEC”), including in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of the Company’s most recently filed periodic reports on Form 10-K and Form 10-Q and subsequent filings. The forward-looking statements in this financial supplement are based on information available to us as of the date hereof, and we disclaim any obligation to update any forward-looking statements, except as required by law. These forward-looking statements should not be relied upon as representing ThredUp’s views as of any date subsequent to the date of this financial supplement.

Additional information regarding these and other factors that could affect ThredUp's results is included in ThredUp’s SEC filings, which may be obtained by visiting our Investor Relations website at ir.thredup.com or the SEC's website at www.sec.gov.
Non-GAAP Financial Measures and Other Operating and Business Metrics
This financial supplement and the accompanying tables contain non-GAAP financial measures: Adjusted EBITDA from continuing operations, Adjusted EBITDA from continuing operations margin, and Non-GAAP operating expenses. In addition to our results determined in accordance with GAAP, we believe that these non-GAAP financial measures, are useful in evaluating our operating performance. We use these non-GAAP financial measures to evaluate and assess our operating performance and the operating leverage in our business, and for internal planning and forecasting purposes. We believe that these non-GAAP financial measures, when taken collectively with our GAAP results, may be helpful to investors because they provide consistency and comparability with past financial performance and assist in comparisons with other companies, some of which use similar non-GAAP financial information to supplement their GAAP results. These non-GAAP financial measures are presented for supplemental informational purposes only, should not be considered a substitute for financial information presented in accordance with GAAP and may be different from similarly-titled non-GAAP financial measures used by other companies.
A reconciliation is provided above for Non-GAAP Adjusted EBITDA from continuing operations to loss from continuing operations, the most directly comparable financial measures stated in accordance with GAAP. We calculate Adjusted EBITDA from continuing operations as loss from continuing operations adjusted to exclude, where applicable in a given period, stock-based compensation expense, depreciation and amortization, interest expense, provision (benefit) for income taxes, gain on sale of non-marketable equity investment, and severance and other reorganization costs.
A reconciliation is provided above for Non-GAAP operating expenses to Total operating expenses, the most directly comparable financial measures stated in accordance with GAAP. Non-GAAP operating expenses are operating expenses adjusted to exclude stock-based compensation expense and severance and other reorganization costs.
A reconciliation is provided above for Non-GAAP free cash flow to Net cash provided by continuing operating activities, the most directly comparable financial measure stated in accordance with GAAP. We calculate free cash flow as Net cash provided by continuing operating activities reduced by Purchases of property and equipment.
ThredUp is not providing a quantitative reconciliation of forward-looking guidance of the non-GAAP measures above, including Adjusted EBITDA margin to net loss margin, the most directly comparable financial measure under GAAP, because certain items are out of ThredUp’s control or cannot be reasonably predicted. We calculate Adjusted EBITDA as net loss adjusted to exclude, where applicable in a given period, stock-based compensation expense, depreciation and amortization, interest expense, provision (benefit) for income taxes, gain on sale of non-marketable equity investment, and severance and other reorganization costs. Adjusted EBITDA margin represents Adjusted EBITDA divided by Revenue for the same period. Accordingly, a reconciliation for Adjusted EBITDA in order to calculate forward-looking Adjusted EBITDA margin is not available without unreasonable effort. These items are uncertain, depend on various factors, and could result in projected net loss margin being materially greater than is indicated by the currently estimated Adjusted EBITDA margin.

We encourage investors to review our results determined in accordance with GAAP and the accompanying reconciliations for more information.
An Active Buyer is a ThredUp buyer who has made at least one purchase in the last twelve months. A ThredUp buyer is a customer who has created an account and purchased in our marketplaces, including through our RaaS® clients, and is identified by a unique email address. A single person could have multiple ThredUp accounts and count as multiple Active Buyers.
Orders are defined as the total number of orders placed by buyers across our marketplaces, including through our RaaS® clients, in a given period, net of cancellations.